UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 8, 2005

CINCINNATI BELL INC. (Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8519 (Commission File Number)	31-1056105 (IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)

Registrant’s telephone number, including area code: (513) 397-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.

Item 8.01 Other Events.

     On May 8, 2005, Cincinnati Bell Inc. announced that it and the Communications Workers of America (CWA) continue to negotiate the terms of a new labor contract to replace the existing contract which expired at 11:59 pm on Saturday, May 7, 2005. While the negotiations continue, union employees continue to perform their normal jobs.

Form 8-K	Cincinnati Bell Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
	By:	/s/ Christopher J. Wilson

Christopher J. Wilson Vice President and General Counsel
Date: May 9, 2005

2